Fixed Overview Report: CSFB 2005-11 Grp 5

Summary of Loans in Statistical Calculation Pool (As of 11/25/2005 )		Range
Total Number of Loans	180
Total Outstanding Balance	$106,900,422
Average Loan Balance	$593,891	$294,024	to	$1,840,000
Escrow Balance %	0.19%
WA Mortgage Rate	5.617%	4.750%	to	6.875%
WA Original Term (months)	179	120	to	180
WA Remaining Term (months)	172	99	to	180
WA Age (months)	7	0	to	81
WA LTV	65.74%	24.58%	to	95.00%
WA CLTV	68.19%	24.58%	to	95.00%
WA FICO	743	639	to	819
Balloon	0.72%
California North	6.88%
California South (ZIP : 90000 - 93600)	13.33%
Size (% of pool) Jumbo/Super-Jumbo	100.00%
Conforming (Size=C)	0.00%
Secured by (% of pool) 1st Liens	100.0%0
2st Liens	0.00%
Prepayment Penalty (% of all loans)	2.06%

Top 10 States	Top 10 Prop	Doc Types	Purpose Codes		Occ Codes	Orig PP Term	IO Loans
CA 20.22%	SFR 71.16%	FL/AL 41.53%	CO 39.54%	P	85.31%	0%97.94	0 91.88%
FL 11.68%	PUD 21.74%	SS 3.71%	P 35.90%	S	10.89%	60 0.95%	120 8.12%
NJ 7.75%	CO 4.99%	NAV/NIV 11.74%	RT 24.56%	I	3.81%	36 0.61%
IL 6.91%	2-4F 1.69%	RE 19.74%				24 0.50%
MI 5.08%	CP 0.42%	ALT 18.71%
TX 4.28%		LT 4.57%
NY 4.13%
OH 3.84%
IN 3.59%
AL 3.55%

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus   relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information,   including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because   they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base   prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the   certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and   prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus   supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to   registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total	Loan		Avg	Min	Max		Net	Cutoff	Cutoff
	Sched Bal	Count	PCT	Sched Bal	Coupon	Coupon	WAC	Rate	RTerm	Season	FICO	LTV
All	106,900,422.26	180	100.00	593,891.23	4.75	6.88	5.62	5.37	172	7	743	66
orig_balance
300000.01 =< ... < 400000.01	377,431.64	1	0.35	377,431.64	5.50	5.50	5.50	5.30	177	3	769	95
400000.01 =< ... < 500000.01	29,810,240.61	69	27.89	432,032.47	4.88	6.88	5.62	5.37	172	8	752	69
500000.01 =< ... < 600000.01	20,937,851.47	39	19.59	536,867.99	5.13	6.75	5.63	5.39	173	7	738	65
600000.01 =< ... < 700000.01	18,916,560.96	30	17.70	630,552.03	4.88	6.50	5.51	5.28	172	4	744	66
700000.01 =< ... < 800000.01	11,597,331.37	16	10.85	724,833.21	5.25	6.63	5.80	5.55	171	9	719	63
800000.01 =< ... < 900000.01	7,613,102.60	9	7.12	845,900.29	5.25	6.50	5.63	5.41	173	7	738	66
900000.01 =< ... < 1000000.01	8,484,786.52	9	7.94	942,754.06	5.38	6.50	5.63	5.39	166	8	745	56
1000000.01 =< ... < 1250000.01	5,834,599.73	5	5.46	1,166,919.95	5.13	5.88	5.51	5.27	177	3	754	69
>= 1250000.01	3,328,517.36	2	3.11	1,664,258.68	4.75	6.25	5.58	5.30	177	3	745	63
Sched_Balance
200000.01 =< ... < 300000.01	294,024.25	1	0.28	294,024.25	5.75	5.75	5.75	5.45	99	81	799	55
300000.01 =< ... < 400000.01	3,492,790.61	10	3.27	349,279.06	5.50	6.88	6.35	6.10	144	36	741	76
400000.01 =< ... < 500000.01	28,660,512.76	64	26.81	447,820.51	4.88	6.75	5.57	5.32	174	6	753	68
500000.01 =< ... < 600000.01	19,135,358.60	35	17.90	546,724.53	5.13	6.50	5.58	5.33	176	4	737	65
600000.01 =< ... < 700000.01	20,368,773.83	32	19.05	636,524.18	4.88	6.63	5.57	5.33	170	7	743	66
700000.01 =< ... < 800000.01	10,404,548.99	14	9.73	743,182.07	5.25	6.63	5.77	5.53	173	7	719	63
800000.01 =< ... < 900000.01	8,562,278.97	10	8.01	856,227.90	5.25	6.50	5.62	5.39	165	9	721	64
900000.01 =< ... < 1000000.01	6,819,017.16	7	6.38	974,145.31	5.38	5.75	5.56	5.31	177	3	764	56
1000000.01 =< ... < 1250000.01	5,834,599.73	5	5.46	1,166,919.95	5.13	5.88	5.51	5.27	177	3	754	69
>= 1250000.01	3,328,517.36	2	3.11	1,664,258.68	4.75	6.25	5.58	5.30	177	3	745	63
state TOP 10
Other	30,979,997.72	56	28.98	553,214.25	4.88	6.88	5.61	5.38	172	7	751	70
CA	21,610,414.62	33	20.22	654,861.05	4.75	6.63	5.53	5.29	173	7	735	56
FL	12,481,075.40	19	11.68	656,898.71	5.38	6.75	5.87	5.59	173	7	748	72
NJ	8,288,463.26	12	7.75	690,705.27	5.25	6.00	5.58	5.35	177	3	726	56
IL	7,391,146.83	13	6.91	568,549.76	5.25	6.88	5.53	5.28	175	5	750	61
MI	5,429,727.56	7	5.08	775,675.37	5.38	5.63	5.54	5.31	176	4	759	71
TX	4,570,148.92	9	4.28	507,794.32	5.38	6.50	5.63	5.40	146	15	740	69
NY	4,410,615.57	8	4.13	551,326.95	5.25	6.50	5.84	5.59	170	10	731	67
OH	4,107,304.48	8	3.84	513,413.06	5.25	6.75	5.51	5.27	171	9	727	73
IN	3,837,421.11	8	3.59	479,677.64	5.13	5.75	5.44	5.20	175	5	724	70
AL	3,794,106.79	7	3.55	542,015.26	5.50	5.88	5.68	5.42	176	4	754	71
Orig_LTV
0 =< ... < 50.01	18,888,466.05	30	17.67	629,615.54	4.75	6.63	5.49	5.25	172	8	748	43
50.01 =< ... < 60.01	17,656,201.33	28	16.52	630,578.62	4.88	6.00	5.47	5.23	173	5	747	55
60.01 =< ... < 70.01	21,357,835.54	33	19.98	647,207.14	4.88	6.75	5.69	5.44	168	9	731	66
70.01 =< ... < 80.01	47,722,991.02	86	44.64	554,918.50	5.25	6.88	5.69	5.45	173	6	744	78
80.01 =< ... < 90.01	897,496.68	2	0.84	448,748.34	5.75	5.75	5.75	5.50	177	3	741	87
90.01 =< ... < 100.01	377,431.64	1	0.35	377,431.64	5.50	5.50	5.50	5.30	177	3	769	95
Curr_Rate
4.75 =< ... < 5	2,625,985.65	3	2.46	875,328.55	4.75	4.88	4.80	4.55	178	2	743	50
5 =< ... < 5.25	3,549,207.34	6	3.32	591,534.56	5.00	5.13	5.11	4.86	176	4	735	54
5.25 =< ... < 5.5	26,808,628.33	46	25.08	582,796.27	5.25	5.38	5.34	5.12	174	4	747	65

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus   relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information,   including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because   they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base   prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the   certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and   prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus   supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to   registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Total		Loan		Avg	Min	Max		Net	Cutoff	Cutoff
Sched Bal		Count	PCT	Sched Bal	Coupon	Coupon	WAC	Rate	RTerm	Season	FICO	LTV
5.5 =< ... < 5.75	46,746,443.10	77	43.73	607,096.66	5.50	5.63	5.56	5.32	175	4	743	65
5.75 =< ... < 6	13,031,656.09	23	12.19	566,593.74	5.75	5.88	5.78	5.52	175	5	750	71
6 =< ... < 6.25	1,830,717.08	3	1.71	610,239.03	6.00	6.00	6.00	5.74	178	2	690	66
6.25 =< ... < 6.5	2,343,480.23	2	2.19	1,171,740.12	6.25	6.38	6.28	5.98	173	7	739	80
6.5 =< ... < 6.75	8,066,984.09	15	7.55	537,798.94	6.50	6.63	6.54	6.26	148	32	728	66
6.75 =< ... < 7	1,897,320.35	5	1.77	379,464.07	6.75	6.88	6.79	6.53	141	39	729	76
Property_Type
2 Family	1,211,827.63	2	1.13	605,913.81	5.63	5.88	5.76	5.46	177	3	780	56
3 Family	598,023.36	1	0.56	598,023.36	6.50	6.50	6.50	6.20	179	1	661	80
Co-op	445,185.23	1	0.42	445,185.23	5.63	5.63	5.63	5.33	177	3	740	60
Condo	2,884,660.55	5	2.70	576,932.11	5.00	6.50	5.62	5.40	170	10	728	70
Condo - Low Rise <5 floors	1,460,000.00	2	1.37	730,000.00	5.63	5.75	5.66	5.36	178	2	719	64
Condo - Mid Rise 5-8 floors	989,412.14	1	0.93	989,412.14	5.75	5.75	5.75	5.45	177	3	797	67
PUD	23,244,457.45	42	21.74	553,439.46	4.75	6.75	5.57	5.34	169	7	736	68
Single Family Detached	5,444,821.02	9	5.09	604,980.11	5.13	6.00	5.54	5.26	178	2	726	59
Single Family Residence	70,622,034.88	117	66.06	603,607.14	4.88	6.88	5.63	5.39	172	7	746	66
Purpose
Purchase	38,382,388.96	67	35.90	572,871.48	4.88	6.88	5.62	5.37	173	5	753	73
Refinance - Cashout	42,264,445.87	71	39.54	595,273.89	5.13	6.75	5.61	5.37	174	6	733	63
Refinance - Rate Term	26,253,587.43	42	24.56	625,085.42	4.75	6.88	5.63	5.39	167	11	742	60
Occupancy
Investment	4,068,359.22	8	3.81	508,544.90	5.63	6.50	6.15	5.89	172	8	752	72
Primary	91,192,334.38	156	85.31	584,566.25	4.75	6.88	5.59	5.35	172	7	738	65
Secondary	11,639,728.66	16	10.89	727,483.04	4.88	6.25	5.66	5.38	176	4	778	72
Orig_Term
120 =< ... < 132	2,085,491.58	3	1.95	695,163.86	5.38	5.63	5.52	5.27	111	9	696	68
180 =< ... < 192	104,814,930.68	177	98.05	592,174.75	4.75	6.88	5.62	5.38	173	7	743	66
Doc_Type
ALT	19,998,237.45	34	18.71	588,183.45	4.88	5.88	5.48	5.26	176	4	738	66
Full	44,400,811.47	72	41.53	616,677.94	5.13	6.88	5.69	5.45	168	11	753	65
Lite Doc	4,881,549.42	7	4.57	697,364.20	5.38	6.00	5.56	5.31	169	3	753	70
No Income Verification	12,549,863.68	19	11.74	660,519.14	4.75	6.50	5.54	5.26	177	3	724	61
Reduced (partial)	21,104,791.77	41	19.74	514,751.02	5.13	6.88	5.59	5.35	175	5	733	69
Stated / Stated	3,965,168.47	7	3.71	566,452.64	5.38	6.63	5.97	5.69	166	4	746	70
Fico
600 =< ... < 650	1,770,017.38	3	1.66	590,005.79	5.50	6.38	5.99	5.70	173	7	640	72
650 =< ... < 700	15,683,141.77	27	14.67	580,857.10	5.25	6.75	5.72	5.48	166	9	678	67
700 =< ... < 750	37,891,386.17	61	35.45	621,170.27	4.75	6.88	5.58	5.35	174	6	723	65
750 =< ... < 800	44,785,545.06	76	41.89	589,283.49	4.88	6.88	5.60	5.36	172	7	776	65
800 =< ... < 850	6,770,331.88	13	6.33	520,794.76	4.88	5.88	5.58	5.32	176	4	806	69
Prepay_Months
0	104,703,444.34	176	97.94	594,905.93	4.75	6.88	5.62	5.38	172	7	743	66
24	533,976.51	1	0.50	533,976.51	5.13	5.13	5.13	4.88	177	3	719	44
36	647,618.54	1	0.61	647,618.54	5.25	5.25	5.25	5.00	179	1	785	46

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus   relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information,   including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because   they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base   prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the   certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and   prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus   supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to   registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total	Loan		Avg	Min	Max		Net	Cutoff	Cutoff
	Sched Bal	Count	PCT	Sched Bal	Coupon	Coupon	WAC	Rate	RTerm	Season	FICO	LTV
60	1,015,382.87	2	0.95	507,691.44	5.63	5.75	5.68	5.38	179	1	712	77
interest_only_period
0	98,221,661.95	168	91.88	584,652.75	4.75	6.88	5.60	5.36	172	7	741	65
120	8,678,760.31	12	8.12	723,230.03	5.63	6.25	5.86	5.56	176	4	763	75

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus   relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information,   including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because   they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base   prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the   certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and   prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus   supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to   registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.